UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
(Amendment No. 2)
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Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 21, 2024
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UNITEDHEALTH GROUP INCORPORATED
(Exact name of registrant as specified in its charter)
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Delaware	1-10864	41-1321939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

UnitedHealth Group Center, 9900 Bren Road East,	Minnetonka,	Minnesota	55343
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (952) 936-1300
N/A
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	UNH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
This Amendment No. 2 (the “Amendment”) amends the Current Report on Form 8-K filed by UnitedHealth Group Incorporated (the “Company”) with the Securities and Exchange Commission on February 22, 2024 (the “Original Report”), as amended by the Current Report on Form 8-K/A filed on March 8, 2024 (“Amendment No. 1” and together with the Original Report are collectively referred to as the “Filed Reports”). Except as set forth in this Amendment, the information included in the Filed Reports remains unchanged.

Item 1.05. Material Cybersecurity Incidents.
As an update to information concerning the Change Healthcare cyberattack contained in the Filed Reports, the Company issued a press release on April 22, 2024, regarding its ongoing data assessment and support for impacted individuals, support for providers and customers with notifications, and Change Healthcare service restoration progress. A copy of the press release is attached to the Amendment as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

Exhibit	Description
99.1	Press Release dated April 22, 2024
104	Cover Page Interactive Data File (formatted as Inline XBRL).

Forward-Looking Statements

This Current Report on Form 8-K/A contains “forward-looking statements” which are intended to take advantage of the “safe harbor” provisions of the federal securities laws. The words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “forecast,” “outlook,” “plan,” “project,” “should” and similar expressions identify forward-looking statements. These forward-looking statements are based on management’s current expectations and assumptions; however, by their nature, forward-looking statements are subject to risks, uncertainties and assumptions that are difficult to predict or quantify. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Certain important factors that could cause actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements can be found in the “Risk Factors” and “Forward-Looking Statements” sections included in the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. We do not undertake to update or revise any forward-looking statements, except as required by law.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 24, 2024

UNITEDHEALTH GROUP INCORPORATED

By:	/s/ Kuai H. Leong

Kuai H. Leong
Deputy Corporate Secretary